SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 24, 2002

SMARTDISK CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-27257	65-0733580

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3506 Mercantile Avenue, Naples, Florida 34104

(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (239) 436-2500

CURRENT REPORT
Item 5. Other Events
Item 7. Exhibits
SIGNATURES
EXHIBIT INDEX
Exhibit 3.2
Exhibit 10.21
Exhibit 10.22
Exhibit 10.23
Exhibit 99.1
Exhibit 99.2

SMARTDISK CORPORATION

FORM 8-K

CURRENT REPORT

Item 5. Other Events

     On December 24, 2002, SmartDisk Corporation (the “Company”) sold an aggregate of 2,552,364.8 shares of its Series A Redeemable Convertible Preferred Stock at $1.00 per share to Addison M. Fischer, its Chairman of the Board of Directors, and Phoenix House Investments, LP, an affiliate of Mr. Fischer, for gross proceeds of approximately $2.5 million. Each share of Series A Redeemable Convertible Preferred Stock is convertible into shares of Common Stock at an initial conversion price of $0.32 per share of Common Stock such that each share of Series A Redeemable Convertible Preferred is initially convertible into 3.125 shares of Common Stock. However, without obtaining necessary approval of the Company’s stockholders at a special meeting called at the request of a majority in interest of the holders of Series A Redeemable Convertible Preferred Stock, in no event may the holders of Series A Redeemable Convertible Preferred Stock convert their shares into an amount of shares of Common Stock that exceeds 19.99% of the number of shares of Common Stock outstanding. The shares of Series A Redeemable Convertible Preferred Stock are redeemable by the Company upon request of the holders on or after June 18, 2004, and will automatically convert into shares of Common Stock upon the Company obtaining stockholder approval at the special meeting. The shares were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the transaction, the Company has agreed to register for resale under the Securities Act the shares of Common Stock issuable upon conversion of the Series A Redeemable Convertible Preferred Stock and any shares of Common Stock acquired by Mr. Fischer or Phoenix House in connection with the Company’s pending rights offering.

     The Company plans to continue with the previously announced rights offering to its existing stockholders, subject to effectiveness of the registration statement filed with the SEC, pursuant to which the Company will distribute as of the close of business on January 29, 2003, 1.25 non-transferable rights for each share of Common Stock. Each right will entitle the holder to purchase one share of Common Stock at $0.32 per share, payable in cash or in shares of the Company’s Series A Redeemable Convertible Preferred Stock.

     The Company has issued separate press releases regarding the transaction and the rights offering which are included as Exhibits 99.1 and 99.2 hereto.

Item 7. Exhibits

3.1	Restated Certificate of Incorporation (3.1)(1)

3.2	Certificate of Designations of Series A Redeemable Convertible Preferred Stock of SmartDisk

10.21	Series A Redeemable Convertible Preferred Stock Purchase Agreement dated December 9, 2002 among SmartDisk and the Investors named therein

10.22	First Amendment to Series A Redeemable Convertible Preferred Stock Purchase Agreement dated December 24, 2002 among SmartDisk and the Investors named therein.

10.23	Registration Rights Agreement dated December 24, 2002 among SmartDisk and the Investors named therein

99.1	Press Release dated December 27, 2002 related to the private placement

99.2	Press Release dated December 27, 2002 related to the rights offering

(1)	Incorporated by reference to the exhibit in the preceding parentheses as filed with SmartDisk’s registration statement on Form S-1 (Registration No. 333-82793).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 24, 2002	SMARTDISK CORPORATION

By: /s/ Michael S. Battaglia

Michael S. Battaglia President and Chief Executive Officer

EXHIBIT INDEX

3.1	Restated Certificate of Incorporation (3.1)(1)

3.2	Certificate of Designations of Series A Redeemable Convertible Preferred Stock of SmartDisk

10.21	Series A Redeemable Convertible Preferred Stock Purchase Agreement dated December 9, 2002 among SmartDisk and the Investors named therein

10.22	First Amendment to Series A Redeemable Convertible Preferred Stock Purchase Agreement dated December 24, 2002 among SmartDisk and the Investors named therein.

10.23	Registration Rights Agreement dated December 24, 2002 among SmartDisk and the Investors named therein

99.1	Press Release dated December 27, 2002 related to the private placement

99.2	Press Release dated December 27, 2002 related to the rights offering

(1)	Incorporated by reference to the exhibit in the preceding parentheses as filed with SmartDisk’s registration statement on Form S-1 (Registration No. 333-82793).